UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  -------------------------------------------

                                    FORM 8-K

                  -------------------------------------------

                             CURRENT REPORT PURSUANT
          TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                December 6, 2004

                           Travel Hunt Holdings, Inc.
             (Exact name of registrant as specified in its charter)


            Florida                             333-108690                           65-0972647
  (State or other jurisdiction                 (Commission                     (IRS Employer ID No.)
       of Incorporation)                       File Number)


                                6369 W Sample Rd
                             Coral Springs, FL 33067

               (Address of Principal Executive Offices)(Zip Code)

                                 (561) 943-4868
              (Registrant's Telephone Number, Including Area Code)


       (Former name or former address, if changed since last report)

7.01     Regulation FD Disclosure

Travel Hunt Holdings, has entered into a second amended and restated letter of intent to acquire one hundred percent (100%) of the ownership interest of Matrix Lodging, LLC for the issuance of shares of the Company's common stock to the Matrix Lodging, LLC members. Pursuant to this amendment, the parties have completed their due diligence review and have until February 15, 2004 to consummate such transaction. Consummation of the transaction is subject to the satisfaction of certain conditions including the execution of definitive agreements. No assurance can be given that this acquisition will be consummated.

Matrix Lodging is a Nevada company which is in the process of developing a chain of technology-rich, boutique luxury hotels situated in key commercial centers across the United States.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Travel Hunt Holdings.

By: /s/ Nancy Reynolds
---------------------------------
Nancy Reynolds
President
Date:   December 7, 2004